JOINT VENTURE	12 Months Ended
Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
JOINT VENTURE

NOTE 9 - JOINT VENTURE

On April 11, 2011, the Company entered into a joint venture agreement (the “Joint Venture”) with AFI to provide for the supply of aviation fuel to various commercial aircraft via tanker trucks which are intended to be acquired by the Joint Venture. Pursuant to the Joint Venture, the Company was obligated to contribute working capital of $200,000 within 90 days of the effective date of the Joint Venture for the purchase of the tanker trucks, as well as salaries, benefits, and taxes regarding the operation thereof. The Company contributed $183,500 toward its working capital obligation under the Joint Venture. On January 10, 2012, the Company completed the acquisition of AFI, resulting in a termination of the Joint Venture.